EXHIBIT 99.1

Stride Posts Record Quarterly Results

RESTON, Va., Jan. 28, 2025 (GLOBE NEWSWIRE) -- Stride, Inc. (NYSE: LRN), one of the nation’s most successful technology-based education companies, today announced its results for the second fiscal quarter ended December 31, 2024.

Second Quarter Fiscal 2025 Highlights Compared to 2024

  Revenue of $587.2 million, compared with $504.9 million.
  Income from operations of $125.1 million, compared with $84.3 million.
  Net income of $96.4 million, compared with $66.8 million.
  Diluted net income per share of $2.03, compared with $1.54.
  Adjusted operating income of $135.6 million, compared with $94.9 million. (1)
  Adjusted EBITDA of $160.4 million, compared with $118.3 million. (1)

Second Quarter Fiscal 2025 Summary Financial Metrics

	Three Months Ended December 31,		Change 2024/2023
	2024	2023	$	%
	(In thousands, except percentages and per share data)
Revenues	$587,211	$504,868	$82,343	16.3%

Income from operations	125,100	84,289	40,811	48.4%
Adjusted operating income (1)	135,570	94,873	40,697	42.9%

Net income	96,393	66,836	29,557	44.2%
Net income per share, diluted	2.03	1.54	0.49	31.8%

EBITDA (1)	152,495	110,752	41,743	37.7%
Adjusted EBITDA (1)	160,420	118,348	42,072	35.5%

(1)	To supplement our financial statements presented in accordance with U.S. generally accepted accounting principles (GAAP), we also present non-GAAP financial measures including adjusted operating income (loss), EBITDA and adjusted EBITDA. Management believes that these additional metrics provide useful information to investors relating to our financial performance. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is provided below.

Six Month Fiscal 2025 Highlights Compared to 2024

  Revenue of $1,138.3 million, compared with $985.0 million.
  Income from operations of $172.4 million, compared with $87.6 million.
  Net income of $137.3 million, compared with $71.7 million.
  Diluted net income per share of $2.93, compared with $1.66.
  Adjusted operating income of $193.9 million, compared with $109.6 million. (1)
  Adjusted EBITDA of $244.3 million, compared with $158.1 million. (1)

Six Month Fiscal 2025 Summary Financial Metrics

	Six Months Ended December 31,		Change 2024/2023
	2024	2023	$	%
	(In thousands, except percentages and per share data)
Revenues	$1,138,295	985,049	153,246	15.6%

Income from operations	172,444	87,609	84,835	96.8%
Adjusted operating income (1)	193,930	109,634	84,296	76.9%

Net income	137,275	71,714	65,561	91.4%
Net income per share, diluted	2.93	1.66	1.27	76.5%

EBITDA (1)	227,973	142,089	85,884	60.4%
Adjusted EBITDA (1)	244,347	158,111	86,236	54.5%

(1)	To supplement our financial statements presented in accordance with U.S. generally accepted accounting principles (GAAP), we also present non-GAAP financial measures including adjusted operating income (loss), EBITDA and adjusted EBITDA. Management believes that these additional metrics provide useful information to investors relating to our financial performance. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is provided below.

Revenue Data

	Three Months Ended				Six Months Ended
	December 31,		Change 2024 / 2023		December 31,		Change 2024 / 2023
	2024	2023	$	%	2024	2023	$	%
	(In thousands, except percentages)

General Education	$354,315	$313,902	$40,413	12.9%	$683,722	613,241	$70,481	11.5%
Career Learning
Middle - High School	213,079	165,080	47,999	29.1%	411,965	316,053	95,912	30.3%
Adult	19,817	25,886	(6,069)	(23.4%)	42,608	55,755	(13,147)	(23.6%)
Total Career Learning	232,896	190,966	41,930	22.0%	454,573	371,808	82,765	22.3%
Total Revenues	$587,211	$504,868	$82,343	16.3%	$1,138,295	985,049	$153,246	15.6%

Enrollment and Revenue Per Enrollment Data

Second quarter enrollments averaged 230.6K, up 19.4% compared to 193.1K enrollments in the second quarter of fiscal year 2024. Of the total average enrollments, 94.8K were Career Learning enrollments, up 30.9% compared to 72.4K Career Learning enrollments in the second quarter of fiscal 2024.

Enrollments only include those students in full service public or private programs where Stride provides a combination of curriculum, technology, and instructional and support services, inclusive of administrative support and may include enrollments for which Stride receives no public funding or revenue. Stride does not report enrollments for our Adult Learning business.

Revenue per enrollment for the second quarter was $2,395, flat compared to $2,396 in the second quarter of fiscal year 2024. General Education revenue per enrollment was $2,497, up 1.3%, and Career Learning revenue per enrollment was $2,248, down 1.4%, compared to the second quarter of fiscal year 2024, respectively. If the mix of enrollments changes, our revenues will be impacted to the extent the average revenues per enrollments are significantly different.

Cash Flow and Capital Allocation

As of December 31, 2024, the Company’s cash and cash equivalents and marketable securities totaled $738.1 million, compared with $714.2 million reported at June 30, 2024.

Capital expenditures for the three months ended December 31, 2024 were $14.8 million, compared to $12.7 million in the three months ended December 31, 2023, and were comprised of $0.5 million of property and equipment, $9.8 million of capitalized software development and $4.5 million of capitalized curriculum development.

Fiscal Year 2025 Outlook

The Company is raising its revenue and adjusted operating forecast for the full fiscal year 2025:

  Revenue in the range of $2.320 billion to $2.355 billion.
  Capital expenditures in the range of $60 million to $65 million. Note that capital expenditures include the purchase of property and equipment, and capitalized software and curriculum development costs as defined on our Statement of Cash Flows.
  Effective tax rate of 24% to 26%.
  Adjusted operating income in the range of $430 million to $450 million. (1)

The Company is forecasting the following for the third quarter of fiscal year 2025:

  Revenue in the range of $585 million to $600 million.
  Capital expenditures in the range of $15 million to $17 million. Note that capital expenditures include the purchase of property and equipment, and capitalized software and curriculum development costs as defined on our Statement of Cash Flows.
  Adjusted operating income in the range of $130 million to $140 million. (1)
(1)	In addition to providing an outlook for revenue and capital expenditures, adjusted operating income is provided as a supplemental non-GAAP financial measure as management believes that it provides useful information to our investors. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is provided below. Please also see Special Note on Forward-Looking Statements below.

Conference Call

The Company will discuss its second quarter fiscal year 2025 financial results during a conference call scheduled for Tuesday, January 28, 2025 at 5:00 p.m. eastern time (ET).

A live webcast of the call will be available at https://events.q4inc.com/attendee/534139423. To participate in the live call, investors and analysts should dial (800) 715-9871 (domestic) or +1 (646) 307-1963 (international) and provide the conference ID number 8901384. Please access the website at least 15 minutes prior to the start of the call.

A replay of the call will be posted at https://events.q4inc.com/attendee/534139423 as soon as it is available.

About Stride Inc.

Stride Inc. (NYSE: LRN) is redefining lifelong learning with innovative, high-quality education solutions. Serving learners in primary, secondary, and postsecondary settings, Stride provides a wide range of services including K-12 education, career learning, professional skills training, and talent development. Stride reaches learners in all 50 states and over 100 countries. Learn more at stridelearning.com.

Investor Contact

Timothy Casey
Vice President, Investor Relations
Stride, Inc.
tcasey@k12.com

Special Note on Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release are forward-looking statements. We have tried, whenever possible, to identify these forward-looking statements using words such as “anticipates,” “believes,” “estimates,” “continues,” “likely,” “may,” “opportunity,” “potential,” “projects,” “will,” “will be,” “expects,” “plans,” “intends” and similar expressions to identify forward-looking statements, whether in the negative or the affirmative. These statements reflect our current beliefs and are based upon information currently available to us. Accordingly, such forward-looking statements involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from those expressed in, or implied by, such statements. These risks, uncertainties, factors and contingencies include, but are not limited to: reduction of per pupil funding amounts at the schools we serve; inability to achieve a sufficient level of new enrollments to sustain our business model; limitations of the enrollment data we present, which may not fully capture trends in the performance of our business; failure to enter into new school contracts or renew existing contracts, in part or in their entirety; failure of the schools we serve or us to comply with federal, state and local regulations, resulting in a loss of funding, an obligation to repay funds previously received, or contractual remedies; governmental investigations that could result in fines, penalties, settlements, or injunctive relief; declines or variations in academic performance outcomes of the students and schools we serve as curriculum standards, testing programs and state accountability metrics evolve; harm to our reputation resulting from poor performance or misconduct by operators or us in any school in our industry and/or in any school in which we operate; legal and regulatory challenges from opponents of virtual public education or for-profit education companies; changes in national and local economic and business conditions and other factors, such as natural disasters, pandemics and outbreaks of contagious diseases and other adverse public health developments; discrepancies in interpretation of legislation by regulatory agencies that may lead to payment or funding disputes; termination of our contracts, or a reduction in the scope of services, with schools; failure to develop the Career Learning business; entry of new competitors with superior technologies and lower prices; unsuccessful integration of mergers, acquisitions and joint ventures; failure to further develop, maintain and enhance our technology, products, services and brands; inadequate recruiting, training and retention of effective teachers and employees; infringement of our intellectual property; disruptions to our Internet-based learning and delivery systems, including, but not limited to, our data storage systems and third-party cloud systems and facilities, resulting from cybersecurity attacks; misuse or unauthorized disclosure of student and personal data; failure to prevent or mitigate a cybersecurity incident that affects our systems; and risks related to artificial intelligence; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this press release is as of today’s date, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

Financial Statements

The financial statements set forth below are not the complete set of Stride, Inc.’s financial statements for the three and six months ended December 31, 2024 and are presented below without footnotes. Readers are encouraged to obtain and carefully review Stride Inc.’s Quarterly Report on Form 10-Q for the three and six months ended December 31, 2024, including all financial statements contained therein and the footnotes thereto, filed with the SEC, which may be retrieved from the SEC’s website at www.sec.gov or from Stride Inc.’s website at www.stridelearning.com.

STRIDE, INC. UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2024	2023	2024	2023
	(In thousands except share and per share data)
Revenues	$587,211	$504,868	$1,138,295	$985,049
Instructional costs and services	347,353	303,694	682,584	610,987
Gross margin	239,858	201,174	455,711	374,062
Selling, general, and administrative expenses	114,758	116,885	283,267	286,453
Income from operations	125,100	84,289	172,444	87,609
Interest expense, net	(2,670)	(2,022)	(5,023)	(4,090)
Other income, net	7,330	6,538	16,108	11,703
Income before income taxes and income (loss) from equity method investments	129,760	88,805	183,529	95,222
Income tax expense	(33,361)	(22,190)	(44,638)	(23,726)
Income (loss) from equity method investments	(6)	221	(1,616)	218
Net income attributable to common stockholders	$96,393	$66,836	$137,275	$71,714
Net income attributable to common stockholders per share:
Basic	$2.24	$1.57	$3.20	$1.69
Diluted	$2.03	$1.54	$2.93	$1.66
Weighted average shares used in computing per share amounts:
Basic	43,017,190	42,561,035	42,942,750	42,530,523
Diluted	47,462,688	43,463,763	46,905,355	43,214,119

STRIDE, INC. UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
	December 31,	June 30,
	2024	2024
		(audited)
	(In thousands except share and per share data)
ASSETS
Current assets
Cash and cash equivalents	$515,049	$500,614
Accounts receivable, net of allowance of $35,517 and $31,298	582,548	472,754
Inventories, net	20,707	36,748
Prepaid expenses	51,367	29,164
Marketable securities	202,447	191,672
Other current assets	16,361	14,494
Total current assets	1,388,479	1,245,446
Operating lease right-of-use assets, net	48,563	54,503
Property and equipment, net	84,685	50,856
Capitalized software, net	77,299	81,952
Capitalized curriculum development costs, net	53,759	53,232
Intangible assets, net	55,170	60,282
Goodwill	246,676	246,676
Deferred tax asset	—	7,200
Deposits and other assets	116,150	120,318
Total assets	$2,070,781	$1,920,465
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$30,896	$40,970
Accrued liabilities	82,664	60,796
Accrued compensation and benefits	44,508	64,878
Deferred revenue	16,797	35,742
Current portion of finance lease liability	43,212	29,146
Current portion of operating lease liability	12,583	12,748
Total current liabilities	230,660	244,280
Long-term finance lease liability	50,731	26,452
Long-term operating lease liability	39,202	45,192
Long-term debt	415,522	414,675
Deferred tax liability	470	—
Other long-term liabilities	16,091	13,841
Total liabilities	752,676	744,440
Commitments and contingencies
Stockholders’ equity
Preferred stock, par value $0.0001; 10,000,000 shares authorized; zero shares issued or outstanding	—	—
Common stock, par value $0.0001; 100,000,000 shares authorized; 48,890,343 and 48,576,164 shares issued; and 43,555,600 and 43,241,421 shares outstanding, respectively	4	4
Additional paid-in capital	724,839	720,033
Accumulated other comprehensive loss	(43)	(42)
Retained earnings	695,787	558,512
Treasury stock of 5,334,743 shares at cost	(102,482)	(102,482)
Total stockholders’ equity	1,318,105	1,176,025
Total liabilities and stockholders' equity	$2,070,781	$1,920,465

STRIDE, INC. UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
	Six Months Ended
	December 31,
	2024	2023
	(In thousands)
Cash flows from operating activities
Net income	$137,275	$71,714
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	55,529	54,480
Stock-based compensation expense	16,374	16,022
Deferred income taxes	9,289	425
Provision for credit losses	9,624	15,332
Amortization of fees on debt	847	834
Noncash operating lease expense	6,222	7,913
Other	1,869	1,430
Changes in assets and liabilities:
Accounts receivable	(119,416)	(61,247)
Inventories, prepaid expenses, deposits and other current and long-term assets	(4,084)	883
Accounts payable	(8,983)	(15,994)
Accrued liabilities	20,248	(20,987)
Accrued compensation and benefits	(20,303)	(14,340)
Operating lease liability	(6,437)	(8,587)
Deferred revenue and other liabilities	(16,694)	(9,849)
Net cash provided by operating activities	81,360	38,029
Cash flows from investing activities
Purchase of property and equipment	(1,153)	(1,703)
Capitalized software development costs	(18,601)	(18,402)
Capitalized curriculum development costs	(9,841)	(8,731)
Other acquisitions, loans and investments, net of distributions	(950)	(275)
Proceeds from the maturity of marketable securities	140,740	80,361
Purchases of marketable securities	(145,865)	(120,047)
Net cash used in investing activities	(35,670)	(68,797)
Cash flows from financing activities
Repayments on finance lease obligations	(16,714)	(22,491)
Repurchase of restricted stock for income tax withholding	(11,963)	(3,161)
Net cash used in financing activities	(28,677)	(25,652)
Net change in cash, cash equivalents and restricted cash	17,013	(56,420)
Cash, cash equivalents and restricted cash, beginning of period	500,614	410,807
Cash, cash equivalents and restricted cash, end of period	$517,627	$354,387

Reconciliation of cash, cash equivalents and restricted cash to balance sheet as of December 31st:
Cash and cash equivalents	$515,049	$354,387
Deposits and other assets (restricted cash)	2,578	—
Total cash, cash equivalents and restricted cash	$517,627	$354,387

Non-GAAP Financial Measures

To supplement our financial statements presented in accordance with GAAP, we have presented adjusted operating income (loss), EBITDA, and adjusted EBITDA, which are not presented in accordance with GAAP.

  Adjusted operating income (loss) is defined as income (loss) from operations as adjusted for stock-based compensation and the amortization of intangible assets.
  EBITDA is defined as income (loss) from operations as adjusted for depreciation and amortization.
  Adjusted EBITDA is defined as income (loss) from operations as adjusted for stock-based compensation and depreciation and amortization.
  Adjusted EBITDA and adjusted operating income (loss) exclude stock-based compensation, which consists of expenses for stock options, restricted stock, restricted stock units, and performance stock units.

Management believes that the presentation of these non-GAAP financial measures provides useful information to investors relating to our financial performance. Adjusted operating income (loss) and Adjusted EBITDA remove stock-based compensation, which is a non-cash charge that varies based on market volatility and the terms and conditions of the awards. EBITDA and Adjusted EBITDA remove depreciation and amortization, which can vary depending upon accounting methods and the book value of assets. EBITDA and Adjusted EBITDA provide a measure of corporate performance exclusive of capital structure and the method by which assets were acquired.

Our management uses these non-GAAP financial measures:

  as additional measures of operating performance because they assist us in comparing our performance on a consistent basis; and
  in presentations to the members of our Board of Directors to enable our Board to review the same measures used by management to compare our current operating results with corresponding prior periods.

Other companies may define these non-GAAP financial measures differently and, as a result, our use of these non-GAAP financial measures may not be directly comparable to similar non-GAAP financial measures used by other companies. Although we use these non-GAAP financial measures to assess the performance of our business, the use of non-GAAP financial measures is limited as they include and/or do not include certain items not included and/or included in the most directly comparable GAAP financial measure.

These non-GAAP financial measures should be considered in addition to, and not as a substitute for, revenues, income (loss) from operations, net income (loss) and net income (loss) per share or other related financial information prepared in accordance with GAAP. Adjusted EBITDA is not intended to be a measure of liquidity. You are cautioned not to place undue reliance on these non-GAAP financial measures.

A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is provided below.

Second Quarter Fiscal Year 2025

Reconciliation of Income from Operations to Adjusted Operating Income

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2024	2023	2024	2023
	(In thousands)
Income from operations	$125,100	$84,289	$172,444	$87,609
Amortization of intangible assets	2,545	2,988	5,112	6,003
Stock-based compensation expense	7,925	7,596	16,374	16,022
Adjusted operating income	135,570	94,873	193,930	109,634

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

	Three Months Ended December 31,		Six Months Ended December 31,
	2024	2023	2024	2023
	(In thousands)
Net income	$96,393	$66,836	$137,275	$71,714
Interest expense, net	2,670	2,022	5,023	4,090
Other income, net	(7,330)	(6,538)	(16,108)	(11,703)
Income tax expense	33,361	22,190	44,638	23,726
(Income) loss from equity method investments	6	(221)	1,616	(218)
Depreciation and amortization	27,395	26,463	55,529	54,480
EBITDA	152,495	110,752	227,973	142,089
Stock-based compensation expense	7,925	7,596	16,374	16,022
Adjusted EBITDA	$160,420	$118,348	$244,347	$158,111

Fiscal Year 2025 Outlook

Reconciliation of Income from Operations to Adjusted Operating Income (unaudited)

	Three Months Ended March 31, 2025		Year Ended June 30, 2025
	Low	High	Low	High
	(In millions)
Income from operations	$119.8	$127.3	$387.5	$402.5
Stock-based compensation expense	8.0	10.0	33.0	37.0
Amortization of intangible assets	2.2	2.7	9.5	10.5
Adjusted operating income	$130.0	$140.0	$430.0	$450.0